UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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GRUBHUB INC.
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*** Exercise Your Right to Vote ***   Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on May 20, 2015.    Meeting Information   GRUBHUB INC.   Meeting Type: Annual Meeting  For holders as of: March 31, 2015  Date: May 20, 2015 Time: 8:00 AM, local time  Location: The offices of Kirkland & Ellis LLP   300 North LaSalle Street   Chicago, Illinois 60654   You are receiving this communication because you hold  stock in the company named above.   GRUBHUB INC.   111 W. WasHINGtoN stReet, sUIte 2100   CHICaGo, IL 60602   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to you  online at www.proxyvote.com or you may request a paper copy  of the proxy materials.   We encourage you to access and review all of the important  information contained in the proxy materials before voting.   See the reverse side of this notice to obtain  proxy materials and voting instructions.  M85651-P62066

Before You Vote   How to Access the Proxy Materials   Please make the request as instructed above on or before May 6, 2015 to facilitate timely delivery. Requests, instructions  and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send an e-mail with the information that is printed in the box marked by  the arrow (located on the following page) in the subject line, but without any text in  the body of the e-mail.  NOTICE AND PROXY STATEMENT ANNUAL REPORT  Proxy Materials Available to VIEW or RECEIVE:  .XXXX XXXX XXXX XXXX  .XXXX XXXX XXXX XXXX  How To Vote   Please Choose One of the Following Voting Methods   Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, providing  proof of your stock ownership as of the record date. Please check the proxy materials for any special requirements  for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the  box marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: To vote by mail, request a paper copy of the materials in accordance with the instructions above. The  paper copy will include a proxy card.  M85652-P62066.

Voting Items   The Board of Directors recommends you vote "FOR"  the following proposals:   1. Election of Directors  Nominees:   01) J. William Gurley  02) Matthew Maloney  03) Brian McAndrews    2. To ratify the appointment of Crowe Horwath LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2015.  3. To approve the adoption of the GrubHub Inc. 2015 Long-Term Incentive Plan.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.   M85653-P62066

M85654-P62066